Exhibit 10.1

FORM OF STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (the “Agreement”) is entered into as of the [●] day of [●] by and between CQENS Technologies Inc., a Delaware corporation formerly known as VapAria Corporation with its principal place of business located at 5550 Nicollet Avenue, Minneapolis, MN 55419 (the “Company”) and [●], a [●], with its principal place of business located at [●] (the “Purchaser”).

WHEREAS, the Company presently has 24,837,203 shares of common stock, $0.0001 par value per share (the “Common Stock”), and no shares of preferred stock issued and outstanding.

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to Purchaser as provided herein, and Purchaser shall purchase from the Company, shares of Common Stock of the Company in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) in reliance on exemptions provided by Section 4(a)(2) and Regulation S promulgated thereunder.

NOW, THEREFORE, in consideration of the foregoing premises, and the promises and covenants herein contained, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties, intending to be legally bound, hereby agree as follows:

ARTICLE 1

PURCHASE AND SALE OF COMMON STOCK

Section 1.1 Purchase and Sale of the Shares. Subject to the terms and conditions of this Agreement, at Closing (as hereinafter defined) the Company will issue and sell to the Purchaser and the Purchaser will purchase from the Company, Two Hundred Forty-eight Thousand Four Hundred Forty-eight (248,448) shares of Common Stock (the “Shares”), representing one percent (1%) of the Company’s issued and outstanding shares prior to Closing, at a per share purchase price of Four Dollars and Eighty-three cents ($4.83) per Share (the “Per Share Purchase Price”) for a total purchase price of One Million Two Hundred Thousand Dollars (U.S.) ($1,200,000.00) (the “Purchase Price”).

Section 1.2 Closing. The Closing shall take place immediately following the execution of this Agreement by the parties hereto (the “Closing”) or at such other date as the parties may agree in writing. At Closing, the Company will deliver a stock certificate to the Purchaser representing the Shares, and the Purchaser shall tender the Purchase Price to the Company in immediately available funds in U.S. dollars. All actions taken at the Closing shall be deemed to have been taken simultaneously at the time the last of any such actions is taken or completed.

Section 1.3 Regulation S. This Agreement is executed in reliance upon the transaction exemption afforded by Regulation S promulgated by the Securities and Exchange Commission (“SEC”) under the 1933 Act. The Shares purchased hereby have not been registered under the 1933 Act and may not be offered or sold in the United States or to U.S. persons (as hereinafter defined) unless the Shares are registered under the 1933 Act, or an exemption from the registration requirements of the 1933 Act is available.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES

Section 2.1 Representation and Warranties of the Company. The Company hereby makes the following representations and warranties to the Purchaser:

(a) Organization and Good Standing. The Company is an entity duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its business and properties and to carry on its business in the places and in the manner as presently conducted. The Company is in good standing as a foreign entity in each jurisdiction in which the properties owned, leased or operated, or where the business is conducted by it requires such qualification, except where the failure to so qualify would not have a material adverse effect on its business, taken as a whole, or consummation of the transactions contemplated hereby.

(b) Authority and Enforcement. The Company has taken all corporate action necessary for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. This Agreement constitutes the valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as may be affected by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought.

(c) No Conflicts or Defaults. The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby do not (a) contravene its Amended and Restated Certificate of Incorporation or Bylaws, or (b) with or without the giving of notice or the passage of time (i) violate, conflict with, or result in a material breach of, or a material default or loss of rights under, any covenant, agreement, mortgage, indenture, lease, instrument, permit or license to which it is a party or by which it is bound, or any judgment, order or decree, or any law, rule or regulation to which it is subject, (ii) result in the creation of, or give any party the right to create, any lien upon any assets or properties of the Company, or (iii) terminate or give any party the right to terminate, amend, abandon or refuse to perform, any material agreement, arrangement or commitment relating to which the Company is a party.

(d) Capitalization; Shares of Company’s Common Stock. The Company’s authorized capital consists of 200,000,000 shares of Common Stock and 10,000,000 shares of preferred stock. As of the date hereof, there are 24,837,203 shares of Common stock and no shares of preferred stock issued and outstanding. The Shares of the Company’s Common Stock have been duly authorized, and upon issuance pursuant to the provisions hereof, will be validly issued, fully paid and non-assessable.

(e) SEC Reports. The Company files annual, quarterly and current reports with the SEC pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company has filed all reports required to be filed by it under the Exchange Act since January 1, 2017 (the “SEC Reports”). The SEC Reports do not misrepresent a material fact, do not omit to state a material fact and do not omit any fact necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading.

Section 2.2 Representations and Warranties of the Purchaser. The Purchaser hereby makes the following representations and warranties to the Company:

(a) Organization and Good Standing. The Purchaser is an entity duly organized, validly existing and in good standing under the laws of [●], with full power and authority to own, lease and operate its business and properties and to carry on its business in the places and in the manner as presently conducted. The Purchaser is in good standing as a foreign entity in each jurisdiction in which the properties owned, leased or operated, or where the business is conducted by it requires such qualification, except where the failure to so qualify would not have a material adverse effect on its business, taken as a whole, or consummation of the transactions contemplated hereby.

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(b) Authority and Enforcement. The Purchaser has taken all action necessary for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. This Agreement constitutes the valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms, except as may be affected by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought.

(c) No Conflicts or Defaults. The execution and delivery of this Agreement by the Purchaser and the consummation of the transactions contemplated hereby do not (a) contravene its organizational or operating agreements, or (b) with or without the giving of notice or the passage of time (i) violate, conflict with, or result in a material breach of, or a material default or loss of rights under, any covenant, agreement, mortgage, indenture, lease, instrument, permit or license to which it is a party or by which it is bound, or any judgment, order or decree, or any law, rule or regulation to which it is subject, (ii) result in the creation of, or give any party the right to create, any lien upon any assets or properties of the Purchaser, or (iii) terminate or give any party the right to terminate, amend, abandon or refuse to perform, any material agreement, arrangement or commitment relating to which the Purchaser is a party. No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental entity, is required by the Purchaser in connection with the execution of this Agreement by the Purchaser or the consummation by it of the transactions contemplated hereby, except for such other consents, approvals, orders, authorizations, registrations, declarations or filings, the failure of which to obtain would not individually or in the aggregate have a material adverse effect.

(d) Information on the Company. The Purchaser has been provided access to the SEC Reports via the SEC’s public website at www.sec.gov/EDGAR, and represents and warrants that the Purchaser has read and reviewed the SEC Reports. The Purchaser is a sophisticated investor who has such knowledge and experience in financial, tax and other business matters as to enable it to evaluate the merits and risks of, and to make an informed investment decision with respect to, the Shares and this Agreement. The Purchaser, either alone or together with its advisors, has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in illiquid securities, so as to enable it to utilize the information made available to it in connection with the transactions contemplated hereby, to evaluate the merits and risks of an investment in the Shares and to make an informed investment decision with respect thereto. The Purchaser has relied solely on the SEC Reports in making its decision to purchase the Shares.

(e) Financial Risk. Purchaser acknowledges that the purchase of the Shares involves a high degree of risk and affirms that it can bear the economic risk of acquiring the Shares, including the total loss of its investment. The Purchaser is not relying on any offering documents or other literature other than this Agreement in connection with the purchase of the Shares. Purchaser is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of its investments and to make an informed decision relating thereto. In evaluating its investment, Purchaser has consulted its own investment and/or legal and/or tax advisors. Purchaser (i) is either experienced in purchasing securities of a U.S. issuer offered under the exemption provided by Regulation S, or (ii) has engaged legal counsel experienced in compliance with offers and sales made in reliance on Regulation S to advise it regarding an investment in Shares. The Purchaser acknowledges that there is no market for the Shares and that no market may ever develop. The Purchase further acknowledges that the Purchaser has adequate means of providing for the Purchaser’s current financial needs and foreseeable contingencies and has no need for liquidity of its investment in the Shares.

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(f) Offshore Transaction. Purchaser represents and warrants to Company as follows:

(i) Purchaser is a not a U.S. person (as defined in Regulation S) and is not subscribing for the Shares on behalf of a U.S. person. At the time Purchaser executed and delivered this Agreement, Purchaser was outside the United States;

(ii) Any subsequent offer or sale of the Shares by the Purchaser prior to the expiration of one (1) year from the Closing (the “Distribution Compliance Period”) shall be made only in accordance with the provisions of Regulation S, pursuant to registration of the Shares under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act. The Purchaser represents, warrants and covenants to the Company that it will not engage in hedging transactions with regard to such Shares prior to the expiration of the Distribution Compliance Period unless in compliance with the 1933 Act. Following the expiration of the Distribution Compliance Period, the Purchaser represents, warrants and covenants to the Company that it will not engage in any “directed selling efforts” as that term is defined in Regulation S with respect to the Shares;

(iii) Purchaser is acquiring the Shares for its own account and not on behalf of any U.S. person, and the sale has not been pre-arranged with a purchaser in the United States;

(iv) Purchaser represents and warrants and hereby agrees that all subsequent offers and sales of the Shares will be made (a) outside the United States in compliance with Rule 903 or Rule 904 of Regulation S, (b) pursuant to registration of the Shares under the 1933 Act, or (c) pursuant to an exemption from such registration. The undersigned acknowledges that the Company has no obligation to register the Shares under the 1933 Act or otherwise;

(v) Purchaser understands that the Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and undertakings of Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of Purchaser to acquire the Shares;

(vi) Purchaser represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with the purchase of the Shares, including (i) the legal requirements within its jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Shares. The Purchaser’s subscription and payment for, and its continued beneficial ownership of the Shares, will not violate any applicable securities or other laws of the undersigned’s jurisdiction;

(v) Purchaser acknowledges that, in the view of the SEC, the statutory exemption claimed for this transaction would not be present if the offering of Shares, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the 1933 Act. Purchaser is acquiring the Shares for investment purposes and has no present intention to sell the Shares in the United States or to a U.S. person or for the account or benefit of a U.S. person either now or promptly after the expiration of the Distribution Compliance Period; and

(vi) Purchaser is not an “distributor” as that term is defined in Regulation S and Purchaser is not participating, pursuant to a contractual agreement, in the distribution of the Shares. The Purchaser has not engaged in any “directed selling efforts” with respect to the Shares including any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Shares being offered by the Company pursuant to this Agreement, including, but not limited to, placing an advertisement in a publication “with a general circulation in the United States” that refers to the offering of securities being made in reliance upon Regulation S.

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(g) Legend. The Purchaser agrees that the Company may insert the following or similar legend on the face of the certificate evidencing the Shares in compliance with the 1933 Act or state securities laws:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO A “U.S. PERSON” AS THAT TERM IS DEFINED IN REGULATION S PROMULGATED UNDER THE SECURITIES ACT UNLESS THE SHARES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OR CQENS TECHNOLOGIES INC. HAS BEEN PROVIDED WITH AN OPINION OF COUNSEL SATISFACTORY TO IT THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE.”

(h) OFAC Compliance. The Purchaser should check the Office of Foreign Assets Control (“OFAC”) website at <http://www.treas.gov/ofac> before making the following representations. The Purchaser represents that the amounts invested by it in the Company pursuant to this Agreement were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at <http://www.treas.gov/ofac>. In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals1 or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists. To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs. The Purchaser agrees to promptly notify the Company should the Purchaser become aware of any change in the information set forth in these representations. The Purchaser understands and acknowledges that, by law, the Company may be obligated to “freeze the account” of the Purchaser, either by prohibiting additional purchases by the Purchaser and/or segregating the assets in the account in compliance with governmental regulations.

(i) Senior Political Figure. To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a senior foreign political figure2, or any immediate family3 member or close associate4 of a senior foreign political figure, as such terms are defined in the footnotes below.

1 These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

2 A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

3 “Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.

4 A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

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(j) Foreign Bank. If the Purchaser is affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if the Purchaser receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Purchaser represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

(k) Independent Investigation; Access. Purchaser acknowledges that Purchaser, in making the decision to purchase the Shares pursuant to the terms of this Agreement, has relied upon independent investigations made by it and Purchaser’s representatives, if any, and Purchaser and such representatives, if any, have been given access and the opportunity, prior to any sale to it, to examine all material books and records of the Company, and the opportunity to ask questions of, and to receive answers from the Company or any person acting on its behalf concerning the terms and conditions of this Agreement. Purchaser and its advisors, if any, have received complete and satisfactory answers to any such inquiries.

(l) No Government Recommendation or Approval. Purchaser understands that no federal or state agency has made or will make any finding or determination relating to the fairness for public investment in the Company, or has passed or made, or will pass on or make, any recommendation or endorsement of the Shares.

(m) General. The Purchaser understands that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the suitability of the Purchaser to acquire the Shares. The Purchaser certifies that each of the foregoing representations and warranties set forth in this Section 2 are true as of the date hereof and shall survive thereafter.

ARTICLE 3

CONDITIONS TO CLOSING

Section 3.1 Conditions Precedent to the Obligation of the Company to Sell the Shares. The obligation hereunder of the Company to proceed to close this Agreement and to issue and sell the Shares to the Purchaser is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below. These conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion.

(a) Accuracy of the Purchaser’s Representations and Warranties. The representations and warranties of the Purchaser shall be true and correct in all material respects as of the date when made and as of the Closing as though made at that time, except for representations and warranties that speak as of a particular date.

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(b) Performance by the Purchaser. The Purchaser shall have performed, satisfied and complied in all material respects with all material covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchaser at or prior to the Closing.

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(d) Documentation. The Purchaser shall provide the Company with such information and documentation as it may reasonably request in connection with the issuance of the Shares to the Purchaser.

Section 3.2 Conditions Precedent to the Obligation of the Purchaser to Close. The obligation hereunder of the Purchaser to perform its obligations under this Agreement and to purchase the Shares is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below. These conditions are for the Purchaser’s sole benefit and may be waived by the Purchaser at any time in its sole discretion.

(a) Accuracy of the Company’s Representations and Warranties. Each of the representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing as though made at that time (except for representations and warranties that speak as of a particular date).

(b) Performance by the Company. The Company shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing.

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by his Agreement.

ARTICLE 4

RIGHT OF FIRST REFUSAL

If at any time commencing on the Closing and ending at 5 p.m., New York time, 36 months from closing (the “ROFR Period”) or until such time as the Company has listed its shares and those shares have commenced trading publicly, whichever shall come first, the Company has a bona fide offer (the “Offered Capital”) of equity capital or financing from any person at a price per share less than the Purchase Price Per Share (as may be adjusted from time to time in the event of stock splits, recapitalizations or similar transactions), that Company intends to act upon, then Company must first offer such opportunity to the Purchaser to provide such capital or financing to Company on the same terms as the Offered Capital. Should the Purchaser be unwilling or unable to provide such capital or financing to Company within ten (10) Business Days from the Purchaser’s receipt of written notice (the “ROFR Notice”) of the Offered Capital from Company, then Company is free to proceed to consummate the transaction for the Offered Capital without any further notification to the Purchaser; provided, however, that such equity capital or financing must be upon the same terms and conditions offered by Company to the Purchaser, which transaction must be completed within one hundred and twenty (120) days after the date of ROFR Notice. If Company does not receive the capital or financing from the respective person within one hundred and twenty (120) days after the date of the ROFR Notice, during the ROFR Period then Company must again offer the capital or financing opportunity to Purchaser as described above, and the process detailed above shall be repeated.

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ARTICLE 5

REGISTRATION RIGHTS

Section 5.1 Grant of Piggyback Right. Commencing on the Closing and ending at 5 p.m., New York time, 36 months after the closing, or until such time as the Company has listed its shares and those shares have commenced trading publicly, whichever shall come first, (the “Piggyback Registration Period”), in the event that the Company proposes for any reason to register any of its Common Stock under the 1933 Act (a “Proposed Registration”), other than pursuant to a registration statement on Form S-4 or Form S-8 (or similar or successor forms), the Company shall promptly give written notice (the “Piggyback Notice”) of such Proposed Registration to the Purchaser and shall offer the Purchaser the right (the “Piggyback Right”) to include any of the Shares (the “Registrable Shares”) in the Proposed Registration (the “Resale Registration Statement”). The Purchaser is granted one (1) Piggyback Right hereunder. The Purchaser shall have ten (10) Business Days from the date of the Piggyback Notice to deliver to the Company a written request specifying the number of Registrable Shares it intends to sell and the Purchaser’s intended method of disposition. When used herein, “Business Day” shall mean any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close. Subject to Section 5.2 below, the Company shall include in such registration statement all such Registrable Shares so requested to be included therein in such Resale Registration Statement.

Section 5.2 Underwritten Offering. If the Proposed Registration includes an underwritten primary public offering on behalf of the Company and the managing underwriter or underwriters of the Proposed Registration advises the Company that the total number of Registrable Shares that the Purchaser intends to include in the offering exceeds the number that can be sold in such offering without being likely to have a material adverse effect on the price, timing or distribution of the Common Stock offered or the market for the Common Stock, then the Registrable Shares to be included in such underwritten primary public offering shall include the number of securities of the Company that such managing underwriter or underwriters advises the Company in writing can be sold without having such material adverse effect, with such number to be allocated (i) first, to the securities that the Company proposes to sell, and (ii) second, to the Registrable Shares requested to be included therein by the Purchaser. Notwithstanding any other provision of this Agreement, if any guidance publicly made available by the SEC (the “SEC Guidance”) sets forth a limitation on the number of Registrable Shares to be registered in the Registration Statement (and the Company has used its best efforts to advocate with the SEC for the registration of all or the maximum number of Registrable Shares), the number of Registrable Shares to be registered in such Registration Statement will be reduced to a number which is consistent with SEC Guidance or written comments and/or oral discussions by the Company with the staff of the SEC. If the number of Registrable Shares to be registered in the Registration Statement is limited, the percentage of the Registrable Shares held by the Purchaser will not be lower than the average ratio.

Section 5.3 Fees and expenses. All expenses incurred in connection with the registration of the Registrable Shares pursuant to this Agreement (excluding underwriting, brokerage and other selling commissions and discounts), including without limitation all registration and qualification and filing fees, printing, fees and disbursements of counsel for the Company and fees and expenses shall be borne by the Company; provided, however, the Purchaser shall be required to pay the expenses of counsel and any other advisors for the Purchaser and any brokerage or other selling discounts or commissions and any other expenses incurred by the Purchaser for its own account.

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Section 5.4 Cooperation. The Purchaser agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Resale Registration Statement, unless the Purchaser has notified the Company in writing of the Purchaser’s election to exclude all of such Registrable Securities from such Resale Registration Statement, including, but not limited to, the completion of a customary selling security holder questionnaire.

ARTICLE 6

MISCELLANEOUS

Section 6.1 Fees and Expenses. Each of the parties to this Agreement shall pay its own fees and expenses related to the transactions contemplated by this Agreement.

Section 6.2 Entire Agreement, Amendment. This Agreement contains the entire understanding of the parties with respect to the matters covered herein. No provision of this Agreement may be waived or amended other than by a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought.

Section 6.3 Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery or facsimile at the address or number designated in this Agreement (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. Any party hereto may from time to time change its address for notices by giving written notice of such changed address to the other party hereto in accordance herewith.

Section 6.4 Waivers. No waiver by either party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provisions, condition or requirement hereof nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

Section 6.5 Headings. The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof

Section 6.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. The parties hereto may not amend this Agreement or any rights or obligations hereunder without the prior written consent of the Company and the Purchaser.

Section 6.7 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any other person hereof enforce any provision.

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Section 6.8 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to the choice of law provisions. Each of the parties hereto expressly and irrevocably: (1) agree that any legal suit, action or proceeding arising out of or relating to this Agreement will be instituted exclusively in United States District Court for the District of Minnesota; (2) waive any objection they may have now or hereafter to the venue of any such suit, action or proceeding; and (3) consent to the in personam jurisdiction of United States District Court for the District of Minnesota in any such suit, action or proceeding. Each of the parties hereto further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the United States District Court for the District of Minnesota and agree that service of process upon it mailed by certified mail to its address will be deemed in every respect effective service of process upon it, in any such suit, action or proceeding. ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY MAY BE INSTITUTED IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN MINNEAPOLIS, MN, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. SERVICE OF PROCESS, SUMMONS, NOTICE OR OTHER DOCUMENT BY MAIL TO SUCH PARTY’S ADDRESS SET FORTH HEREIN SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.8.

Section 6.9 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other

Section 6.10 Publicity. Neither the Company nor the Purchaser shall issue any press release or otherwise make any public statement or announcement with request to this Agreement until the closing. After the closing, the Company may issue a press release, or otherwise make a public statement or announcement with respect to this agreement and/or transaction.

Section 6.11 Further Assurances. From and after the date of this Agreement, upon the request of the Purchaser or the Company, each of the Company or and the Purchaser shall execute and deliver such instruments, documents and other writings as maybe reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purpose of this agreement.

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Section 6.12 Role of Counsel. The parties acknowledge their understandings that this Agreement was prepared at the request of the Company by Pearlman Law Group LLP, its counsel, and that such firm did not represent the Purchaser in conjunction with this Agreement or any of the related transactions. The Purchaser, as further evidenced by its signature below, acknowledges that it has had the opportunity to obtain the advice of independent counsel of its choosing prior to its execution of this Agreement and that it has availed itself of this opportunity to the extent it deemed necessary and advisable.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and date first above written.

CQENS Technologies Inc.

By:
Alexander Chong, Chief Executive Officer

[●]

By:
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